SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 31, 1997


                          Citibank (South Dakota), N.A.
                                  on behalf of
                       Citibank Credit Card Master Trust I
          (Issuer in respect of the Citibank Credit Card Master Trust I
      8 7/8% Class A Credit Card Participation Certificates, Series 1991-3
       9 1/4% Class B Credit Card Participation Certificates, Series 1991-3
      7.875% Class A Credit Card Participation Certificates, Series 1991-6
      8.350% Class B Credit Card Participation Certificates, Series 1991-6
       5.95% Class A Credit Card Participation Certificates, Series 1993-2 6.15% Class B Credit Card Participation Certificates, Series 1993-2 5.50% Class A Credit Card Participation Certificates, Series 1993-3 5.70% Class B Credit Card Participation Certificates, Series 1993-3 7.25% Class A Credit Card Participation Certificates, Series 1994-2 7.50% Class B Credit Card Participation Certificates, Series 1994-2 6.80% Class A Credit Card Participation Certificates, Series 1994-3 7.00% Class B Credit Card Participation Certificates, Series 1994-3 8.25% Class A Credit Card Participation Certificates, Series 1994-4 8.25% Class A Credit Card Participation Certificates, Series 1995-1 8.45% Class B Credit Card Participation Certificates, Series 1995-1 7.85% Class A Credit Card Participation Certificates, Series 1995-3
   Floating Rate Class A Credit Card Participation Certificates, Series 1995-4
       7.65% Class B Credit Card Participation Certificates, Series 1995-4 Floating Rate Class A Credit Card Participation Certificates, Series 1995-5
       6.75% Class A Credit Card Participation Certificates, Series 1995-6 6.90% Class B Credit Card Participation Certificates, Series 1995-6 6.70% Class A Credit Card Participation Certificates, Series 1995-8 6.85% Class B Credit Card Participation Certificates, Series 1995-8 6.55% Class A Credit Card Participation Certificates, Series 1995-9 6.65% Class B Credit Card Participation Certificates, Series 1995-9
      5.90% Class A Credit Card Participation Certificates, Series 1995-10 6.05% Class B Credit Card Participation Certificates, Series 1995-10


                                                       [Cover page 1 of 2 pages]


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

  Floating Rate Class A Credit Card Participation Certificates, Series 1995-11
    Zero Coupon Class A Credit Card Participation Certificates, Series 1996-1 Zero Coupon Class B Credit Card Participation Certificates, Series 1996-1
   Floating Rate Class A Credit Card Participation Certificates, Series 1996-5 Floating Rate Class B Credit Card Participation Certificates, Series 1996-5 Floating Rate Class A Credit Card Participation Certificates, Series 1996-6 Floating Rate Class B Credit Card Participation Certificates, Series 1996-6
       6.55% Class A Credit Card Participation Certificates, Series 1997-2 6.70% Class B Credit Card Participation Certificates, Series 1997-2
      6.839% Class A Credit Card Participation Certificates, Series 1997-3 6.989% Class B Credit Card Participation Certificates, Series 1997-3
   Floating Rate Class A Credit Card Participation Certificates, Series 1997-4 Floating Rate Class B Credit Card Participation Certificates, Series 1997-4
    Zero Coupon Class A Credit Card Participation Certificates, Series 1997-6 Zero Coupon Class B Credit Card Participation Certificates, Series 1997-6
       6.35% Class A Credit Card Participation Certificates, Series 1997-7 6.45% Class B Credit Card Participation Certificates, Series 1997-7
   Floating Rate Class A Credit Card Participation Certificates, Series 1997-8 Floating Rate Class A Credit Card Participation Certificates, Series 1997-10 Floating Rate Class B Credit Card Participation Certificates, Series 1997-10
                       (collectively, the "Certificates"))

               (Exact name of registrant as specified in charter)


       United States of America                       46-0358360

     (State or other jurisdiction         (I.R.S. Employer Identification No.)
          of incorporation)

                33-38312, 33-41054, 33-41055, 33-42235, 33-43575,
                33-43576, 33-47657, 33-48148, 33-52152, 33-62180,
                     33-77802, 33-84834, 33-97664, 33-99328
                                  and 333-38803

                            (Commission File Numbers)

   701 East 60th Street, North
    Sioux Falls, South Dakota                             57117

   (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (605) 331-2626

                                 Not Applicable

          (Former name or former address, if changed since last report)


                                                       [Cover page 2 of 2 pages]


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

Item 5.           Other Events.

         Effective December 31, 1997, Bankers Trust Company has replaced Yasuda Bank and Trust Company (U.S.A.) as Trustee of Citibank Credit Card Master Trust
I. The address of the Corporate Trust Office of Bankers Trust Company is Four Albany Street, 10th Floor, New York, New York 10006.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CITIBANK (SOUTH DAKOTA), N.A.,
                                           as Servicer
                                          (Registrant)


                                          By: /s/ Eugene D. Rowenhorst
                                             ----------------------------
                                                  Eugene D. Rowenhorst
                                                  Senior Vice President


Dated: December 31, 1997


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